Phoenix Investment Partners

                                 ANNUAL REPORT

                                                              OCTOBER 31, 1999







                                   GOODWIN







                                                            Phoenix-Godwin
                                                            Multi-Sector Fixed
                                                            Income Fund, Inc.



[LOGO]
PHOENIX
INVESTMENT PARTNERS

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]

  We are pleased to provide this annual report for the Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. for the 12 months ended October 31, 1999. On the following pages, your Fund's portfolio manager reviews market events over the last year and discusses his investment strategy. We hope you find his comments informative.

  As the year comes to a close, this may be a good time to keep in mind a few "basics of investing" to help you take a long-term market perspective.

  REMAIN FOCUSED ON YOUR LONG-TERM INVESTMENT STRATEGY. Redeeming an investment when the market drops or a fund's share price falls can work against you over time. You could miss out on opportunities for your investment to grow when the market or the fund's share price begins to move up. And over time, that could make a big difference in how successful you are in achieving your financial goals.

  DIVERSIFY YOUR PORTFOLIO. Spreading your investments among different asset classes and investment styles helps reduce risk. If one type of investment doesn't perform well over a certain time period, it may be offset by the good results of another investment.

  TAKE ADVANTAGE OF DOLLAR-COST AVERAGING. You can make market fluctuations work to your advantage by investing a set amount of money at regular intervals. This is called dollar-cost averaging, and it means that when prices are low you will be buying more units and when prices are high, you'll buy less. Of course, periodic investment plans do not assure a profit or protect against a loss in declining markets. This type of plan involves continuous investments in securities regardless of fluctuating price levels. Investors should consider their financial ability to continue purchases through periods of low price levels.

  If you have any questions, please contact your financial advisor or call us at 1-800-243-1574 between 8:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

NOVEMBER 19, 1999

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND, INC.

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, DAVID L. ALBRYCHT, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix-Goodwin Multi-Sector Fixed Income Fund is appropriate for investors with a moderate risk tolerance who are seeking to maximize current income consistent with preservation of capital by investing in a broadly diversified bond fund. Investors should note that the Fund may hold foreign bonds, and foreign investments pose additional risk, such as currency fluctuation, less public disclosure, and political and economic uncertainty. The Fund may also invest in high-yielding fixed-income securities that are generally subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed-income securities.

Q: HOW HAS THE FUND PERFORMED OVER THE LAST 12 MONTHS?

A: For the fiscal year ended October 31, 1999, Class A shares returned 5.97%, Class B shares returned 5.15%, and Class C shares returned 5.23% compared with a return of 0.53% for the Lehman Brothers Aggregate Bond Index(1) and an average return of 3.54% for a peer universe of 104 multi-sector income funds, according to Lipper, Inc. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: CAN YOU PROVIDE A BRIEF OVERVIEW OF THE MARKET OVER THE LAST 12 MONTHS?

A: The bond market is definitely not a repeat of last year. Last year we saw Russia default, hedge funds unwind around the world, a global liquidity crisis erupt, and a Fed response of lowering interest rates. Now we are experiencing a record supply of issues in non-Treasury sectors, Y2K fears, a reduced role for Wall Street as a market liquidity provider, and a Fed bias toward higher rates. These were the concerns in the third quarter, but investors have come to realize that these fears were overblown, and now we are seeing a reversal in yield spreads. On October 5 of last year, the two-year Treasury yielded 4.02%. On November 8 of this year, it yielded 5.72%. The difference for the 30-year Treasury is even more dramatic. Last October 5, it yielded 4.71% compared with 6.06% on November 8, 1999. The "flight to quality" environment has reversed itself, and for most of this reporting period, higher-yielding sectors were the best performing.

    The Fund performed very well during this period, with higher-yielding sectors being among the best performers in the market. We have maintained our strategy of investing in sectors with best relative values, and while this hurt performance last year, it has benefited results this year. Some of the best contributors to performance were our holdings in the cable and telecommunications industries.

Q: HOW IS THE FUND CURRENTLY POSITIONED?

A: We are continuing to follow our investment strategy of investing in the sectors that offer the best relative value. This approach often leads us to emphasize evolving sectors of the bond market where inefficiencies exist that we believe can lead to significant upside potential. For example, our current sector strategy in emerging-markets bonds emphasizes attractive opportunities in countries

(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF BROAD BOND MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
2
like Brazil, Poland and Mexico. The portfolio is well diversified by country. We are purchasing sovereign debt, with good liquidity, and emphasizing dollar-denominated securities.

    Our current strategy in the corporate high-yield sector is to keep the portfolio evenly split between BB-rated and B-rated issues. We believe there are attractive opportunities in the European market, particularly in the cable, telecommunications, and noncyclical sectors, and are focusing our attention there now.

Q: WHAT IS YOUR OUTLOOK?

A: We believe the current environment is very favorable for fixed-income investing. The U. S. economy remains surprisingly strong, and although inflation has picked up momentum, it is still very low. Real yields remain attractive by historical standards, and all spread sectors now offer exceptional value. For example, as of October 6, the yield spread for domestic high-yield issues, as measured by the CS First Boston High Yield Index(2), was 632 basis points over Treasuries compared with the historical average of 520 basis points.

                                                               NOVEMBER 15, 1999

(2) THE CS FIRST BOSTON HIGH YIELD INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE FOR HIGH-YIELD BONDS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 10/31/99

                                                  INCEPTION
                                                     TO        INCEPTION
                                1 YEAR  5 Years   10/31/99       DATE
                                ------  -------  -----------  -----------
Class A Shares at NAV(2)         5.97%   6.89%         8.89%    12/18/89
Class A Shares at POP(3)         0.94    5.86          8.36     12/18/89
Class B Shares at NAV(2)         5.15    6.09          6.34       1/3/92
Class B Shares with CDSC(4)      1.27    6.09          6.34       1/3/92
Class C Shares at NAV(2)         5.23       -         (3.68)    10/14/97
Class C Shares with CDSC(4)      5.23       -         (3.68)    10/14/97
Lehman Brothers Aggregate Bond
  Index(7)                       0.53    7.94        Note 5       Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 7.88% for Class A (since 12/31/89), 6.76% for Class B (since 12/31/91) and 4.85% for Class C (since 10/31/97), respectively.
(6) This chart illustrates POP returns on Class A shares since inception. Returns on Class B and Class C shares will vary due to differing sales charges.
(7) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance.
     The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 10/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND, INC. CLASS A(6)  LEHMAN BROTHERS AGGREGATE BOND INDEX
12/15/89                            $9,525                                       12/31/89                   $10,000
10/31/90                            $9,701                                       10/31/90                   $10,503
10/31/91                           $12,375                                       10/31/91                   $12,164
10/30/92                           $14,121                                       10/30/92                   $13,359
10/29/93                           $16,600                                       10/29/93                   $14,946
10/31/94                           $15,840                                       10/31/94                   $14,397
10/31/95                           $18,030                                       10/31/95                   $16,650
10/31/96                           $20,508                                       10/31/96                   $17,624
10/31/97                           $22,398                                       10/31/97                   $19,191
10/30/98                           $20,862                                       10/30/98                   $20,983
10/29/99                           $22,108                                       10/29/99                   $21,094

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/18/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       10/31/99
As a percentage of bond holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Non-Agency
Mortgage 28%
Corporate 26%
Foreign
Government 21%
Forein
Corporate  8%
Municipal  7%
Asset-Backed  5%
Other  3%
Agency-Mortgage
Backed  2%

4                      See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.

TEN LARGEST FIXED INCOME HOLDINGS AT OCTOBER 31, 1999 (AS A PERCENTAGE OF TOTAL
                                  NET ASSETS)

    1.  ContiMortgage Home Equity Loan Trust                           3.4%
        ASSET-BACKED SECURITY
    2.  Middletown Trust                                               3.0%
        CORPORATE BOND
    3.  Republic of Brazil                                             2.5%
        FOREIGN GOVERNMENT SECURITY
    4.  Structured Asset Securities Corp. 95-C1, D                     2.2%
        NON-AGENCY MORTGAGE-BACKED SECURITY
    5.  Structured Asset Securities Corp. 95-C4, E                     2.2%
        NON-AGENCY MORTGAGE-BACKED SECURITY
    6.  Criimi Mae Trust I                                             2.2%
        NON-AGENCY MORTGAGE-BACKED SECURITY
    7.  CS First Boston Mortgage Securities Corp. 97-1R, 1M4           2.1%
        NON-AGENCY MORTGAGE-BACKED SECURITY
    8.  Fannie Mae 6.25%, 5/15/29                                      2.0%
        AGENCY MORTGAGE-BACKED SECURITY
    9.  Republic of Bulgaria IAB                                       2.0%
        FOREIGN GOVERNMENT SECURITY
   10.  Collins & Aikman Corp.                                         2.0%
        CORPORATE BOND

                        INVESTMENTS AT OCTOBER 31, 1999

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------
U.S. GOVERNMENT SECURITIES--0.5%
U.S. TREASURY NOTES--0.5%
U.S. Treasury Notes 6%, 8/15/09.........      AAA       $ 1,000  $    999,160
-----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $987,031)                                            999,160
-----------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES--2.0%
Fannie Mae 6.25%, 5/15/29...............      AAA         5,000     4,600,000
-----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $4,425,711)                                        4,600,000
-----------------------------------------------------------------------------
AGENCY NON MORTGAGE-BACKED
SECURITIES--0.2%

Fannie Mae 6.625%, 9/15/09..............     Aaa(c)         500       497,500
-----------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $499,371)                                            497,500
-----------------------------------------------------------------------------
MUNICIPAL BONDS--6.9%
CALIFORNIA--2.5%
Fresno Pension Obligation Taxable 7.80%,
6/1/14..................................      AAA           500       515,625

Oakland Pension Obligation Taxable
Series A 6.95%, 12/15/08................      AAA         3,200     3,176,000
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------
CALIFORNIA--CONTINUED

Pasadena Pension Funding Taxable
Series A 7.10%, 5/15/10.................      AAA       $ 1,900  $  1,881,000
                                                                 ------------
                                                                    5,572,625
                                                                 ------------
CONNECTICUT--1.1%
Mashantucket Western Pequot Tribe
Revenue Taxable Series A 6.91%,
9/1/12..................................      AAA         1,400     1,363,250

Mashantucket Western Pequot Tribe
Revenue Taxable Series A 144A 6.57%,
9/1/13(b)...............................      AAA         1,075     1,009,156
                                                                 ------------
                                                                    2,372,406
                                                                 ------------
FLORIDA--1.2%
Palm Beach County Solid Waste Industrial
Development Project B Revenue Taxable
10.50%, 1/1/11(i)(j)(k).................       NR         2,250       675,000

University of Miami Exchangeable Revenue
Taxable Series A 7.65%, 4/1/20..........      AAA         2,000     2,012,500
                                                                 ------------
                                                                    2,687,500
                                                                 ------------
ILLINOIS--0.9%
Illinois Educational Facilities
Authority-Loyola University Revenue
Taxable Series A 7.84%, 7/1/24..........      AAA         2,000     2,032,500

                       See Notes to Financial Statements                       5

Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------
PENNSYLVANIA--1.2%
Pittsburgh Pension General Obligation
Taxable Series B 6.35%, 3/1/13..........      AAA       $ 3,000  $  2,778,750
-----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $17,143,383)                                      15,443,781
-----------------------------------------------------------------------------
ASSET-BACKED SECURITIES--5.1%
ContiMortgage Home Equity Loan Trust
98-1, B 7.86%, 4/15/29..................      BBB-        8,495     7,770,270

Green Tree Financial Corp. 94-1, B2
7.85%, 4/15/19..........................     Baa(c)       2,000     1,766,370

Pennant CBO Ltd. 1A, D 13.43%,
3/14/11.................................     Ba(c)        2,000     1,945,000
-----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $12,569,269)                                      11,481,640
-----------------------------------------------------------------------------
CORPORATE BONDS--24.8%
AEROSPACE/DEFENSE--0.5%
BE Aerospace, Inc. 9.50%, 11/1/08.......       B          1,250     1,203,125
AUTO PARTS & EQUIPMENT--2.0%
Collins & Aikman Corp. 11.50%, 4/15/06..       B          4,750     4,512,500
AUTOMOBILES--0.9%
Titan Tire Corp. 7%, 2/11/00............       NR         2,000     1,985,000
BROADCASTING (TELEVISION, RADIO & CABLE)--1.6%
Century Communications Corp. 8.75%,
10/1/07.................................      BB-           500       480,000
Fox/Liberty Networks LLC 8.875%,
8/15/07.................................      BBB-        3,000     3,052,500
                                                                 ------------
                                                                    3,532,500
                                                                 ------------
COMMUNICATIONS EQUIPMENT--3.1%
Metromedia Fiber Network, Inc. Series B
10%, 11/15/08...........................       B+         3,930     3,890,700

Williams Communications Group, Inc.
10.875%, 10/1/09........................      BB-         3,000     3,082,500
                                                                 ------------
                                                                    6,973,200
                                                                 ------------
ENTERTAINMENT--0.6%
SFX Entertainment, Inc. 9.125%,
12/1/08.................................       B-         1,500     1,387,500
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--1.1%
Horseshoe Gaming LLC Series B 9.375%,
6/15/07.................................       B+       $ 1,500  $  1,492,500

Mohegan Tribal Gaming 8.125%, 1/1/06....       BB           500       483,750
Mohegan Tribal Gaming 8.75%, 1/1/09.....      BB-           500       488,750
                                                                 ------------
                                                                    2,465,000
                                                                 ------------
HOMEBUILDING--0.7%
Horton (D.R.), Inc., 8%, 2/1/09.........       BB         1,750     1,505,000
INSURANCE (MULTI-LINE)--3.8%
Middletown Trust Series C 11.75%,
7/15/10(k)..............................       A+         6,485     6,809,314

Willis Corroon Corp. 9%, 2/1/09.........       B+         2,100     1,858,500
                                                                 ------------
                                                                    8,667,814
                                                                 ------------
LEISURE TIME (PRODUCTS)--0.5%
Bally Total Fitness Holding Corp.
Series D 9.875%, 10/15/07...............       B-         1,250     1,184,375
PUBLISHING--0.8%
American Lawyer Media, Inc. Series B
9.75%, 12/15/07.........................       B          2,000     1,895,000
RETAIL (SPECIALTY)--0.8%
Musicland Group, Inc. 9%, 6/15/03.......       B-         2,000     1,835,000
SERVICES (COMMERCIAL & CONSUMER)--0.7%
ARA Services, Inc. 10.625%, 8/1/00......      BBB-           28        29,295
IT Group, Inc. (The) 11.25%, 4/1/09.....       B+         1,665     1,565,100
                                                                 ------------
                                                                    1,594,395
                                                                 ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.5%
Nextel Commmunications, Inc. 0%,
10/31/07(d).............................       B-         1,500     1,076,250
TELECOMMUNICATIONS (LONG DISTANCE)--4.5%
Interamericas Communications Corp. 14%,
10/27/07................................       NR         3,930     3,144,000

Metromedia International Group, Inc.
10.50%, 9/30/07.........................       NR           756       377,778

NTL, Inc. Series B 10%, 2/15/07.........       B-         3,000     3,060,000
RCN Corp. Series B 0%, 2/15/08(d).......       B-         5,775     3,681,563
                                                                 ------------
                                                                   10,263,341
                                                                 ------------
TELEPHONE--1.4%
Teligent, Inc. 11.50%, 12/1/07..........      CCC         3,330     3,063,600

6                      See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------
TRUCKERS--1.3%
American Commercial Lines LLC Series B
10.25%, 6/30/08.........................       B        $ 3,150  $  2,898,000
-----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $60,449,584)                                      56,041,600
-----------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES--27.0%

CS First Boston Mortgage Securities
Corp. 97-SPCE C 144A 7.077%,
2/20/07(b)..............................      A(c)        4,000     3,861,250

CS First Boston Mortgage Securities
Corp. 98-C1, A1B 6.48%, 5/17/08.........      AAA         3,000     2,832,188

CS First Boston Mortgage Securities
Corp. 98-C2, E 7.13%, 1/15/12...........     Baa(c)       4,000     3,402,500

CS First Boston Mortgage Securities
Corp. 97-1R, 1M4 144A 7.362%,
2/28/22(b)..............................     Baa(c)       4,866     4,724,931

Criimi Mae Trust I 96-C1, A2 144A 7.56%,
6/30/33(b)..............................      BBB         5,125     4,865,547

DLJ Mortgage Acceptance Corp. 97-CF2, B2
144A 7.14%, 11/15/08(b).................      BBB-        4,000     3,507,500

First Boston Mortgage Securities Corp.
93-5, B2 7.30%, 7/25/23.................     A+(c)        2,839     2,769,001
First Chicago/Lennar Trust 97-CHL1, D
144A 8.075%, 5/29/08(b).................     BB(c)        4,000     3,280,625
First Union - Lehman Brothers - Bank of
America 98-C2, A2 6.56%, 11/18/08.......      AAA           500       477,428

Mortgage Capital Funding, Inc. 98-MC2, B
6.549%, 5/18/08.........................     Aa(c)        2,500     2,346,875

Norwest Asset Securities Corp. 96-3, B1
7.25%, 9/25/26..........................      A(c)        3,393     3,250,197
Norwest Asset Securities Corp. 96-3, B2
7.25%, 9/25/26..........................     BBB(c)       2,263     2,101,244

Norwest Asset Securities Corp. 97-18, B2
6.75%, 12/25/27.........................     BBB(c)       1,030       920,074

Norwest Asset Securities Corp. 98-2, B1
6.50%, 2/25/28..........................      A(c)        2,953     2,691,649
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------

Norwest Asset Securities Corp. 98-22, B3
6.25% 9/25/28...........................     BBB(c)     $   618  $    534,185

Norwest Asset Securities Corp. 99-12, B3
6.25%, 5/25/29..........................     BBB(c)         497       415,420

Norwest Asset Securities Corp. 99-17, B3
6.25%, 6/25/29..........................     BBB(c)         560       473,765

Norwest Asset Securities Corp. 99-3, B3
6%, 1/25/29.............................     BBB(c)         744       625,774

Norwest Asset Securities Corp. 99-6, B3
6%, 3/25/29.............................     BBB(c)         436       357,740

Resolution Trust Corp. 92-C3, B 9.05%,
8/25/23.................................       AA           906       902,571

Ryland Mortgage Securities Corp. III
92-A, 1A 8.259%, 3/29/30................       A-           217       216,170

SASCO Floating Rate Commercial Mortgage
98-C3A, H 144A 5.959%, 4/25/03(b)(d)....     Ba(c)        4,000     3,549,284

Structured Asset Securities Corp. 95-C1,
D 7.375%, 9/25/24.......................      BBB         5,110     5,074,869

Structured Asset Securites Corp. 95-C4,
E 144A 8.71%, 6/25/26(b)................       BB         5,085     4,886,732

Wilshire Funding Corp. 97-WFC1, M3
7.25%, 8/25/27..........................     Baa(c)       3,319     2,914,296
-----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $63,181,560)                                      60,981,815
-----------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES--20.6%
ARGENTINA--1.2%
Republic of Argentina Bearer FRB 6.813%,
3/31/05(d)..............................       BB           880       781,603

Republic of Argentina RegS 11.75%,
2/12/07(g)..............................      BBB-        2,350     2,042,563
                                                                 ------------
                                                                    2,824,166
                                                                 ------------
BRAZIL--3.9%
Republic of Brazil 14.50%, 10/15/09.....       B+         5,500     5,678,750

                       See Notes to Financial Statements                       7

Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------
BRAZIL--CONTINUED
Republic of Brazil C Bond, PIK interest
capitalization, 8%, 4/15/14.............       B+       $ 4,762  $  3,190,438
                                                                 ------------
                                                                    8,869,188
                                                                 ------------
BULGARIA--2.7%
Repulic of Bulgaria IAB Series PDI
6.50%, 07/28/11(d)......................      B(c)        5,900     4,513,500
Republic of Bulgaria FLIRB Series A
Bearer 2.75%, 7/28/12...................      B(c)        2,250     1,518,750
                                                                 ------------
                                                                    6,032,250
                                                                 ------------
COLOMBIA--1.8%
Republic of Colombia 10.875%, 3/9/04....      BB+         4,050     4,080,375
CROATIA--1.7%
Croatia Series A 6.456%, 7/31/10(d).....      BBB-          700       567,000
Croatia Series B 6.456%, 7/31/06(d).....      BBB-        3,808     3,270,068
                                                                 ------------
                                                                    3,837,068
                                                                 ------------
IVORY COAST--0.2%
Ivory Coast PDI Series FRF 1.9%,
3/29/18(d)(h)...........................       NR        15,500       571,225
MEXICO--3.5%
United Mexican States Global Bond
11.375%, 9/15/16........................       BB         3,750     4,017,187

United Mexican States Global Bond
11.50%, 5/15/26.........................       BB         3,025     3,943,950
                                                                 ------------
                                                                    7,961,137
                                                                 ------------
MOROCCO--0.8%
Kingdom of Morocco Series A 5.906%,
1/1/09(d)...............................       NR         2,000     1,742,500
PERU--1.1%
Republic of Peru PDI 4.50%, 3/7/17......       BB         4,000     2,500,000
POLAND--1.3%
Poland Bearer PDI 6%, 10/27/14(d).......      BBB         3,195     2,835,563
RUSSIA--0.3%
Russia Treasury Bill OFZ Linked Notes
14%, 9/12/01(f).........................       NR        41,898       676,018
SOUTH KOREA--0.7%
Republic of Korea 8.875%, 4/15/08.......      BBB-        1,500     1,560,563
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------
TURKEY--0.4%
Republic of Turkey 11.875%, 11/5/04.....       B        $ 1,000  $  1,013,750
VENEZUELA--0.9%
Republic of Venezuela DCB Series DL
6.313%, 12/18/07(d).....................       B+         2,429     1,958,027
-----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $49,600,245)                                      46,461,830
-----------------------------------------------------------------------------
FOREIGN CORPORATE BONDS--8.1%
BRAZIL--0.5%
Globo Communicacoes e Participacoes SA
144A 10.50%, 12/20/06(b)................       B+         1,500     1,166,700
CANADA--1.2%
MetroNet Communications Corp. 0%,
6/15/08(d)..............................      BBB         3,300     2,574,000
CHILE--0.5%
Petropower I Funding Trust 144A 7.36%,
2/15/14(b)..............................      BBB         1,387     1,193,033
CHINA--0.4%
Greater Beijing First Expressways Ltd.
9.50%, 6/15/07..........................       BB         1,700       850,000
GREECE--0.4%
Fage Dairy Industries SA 9%, 2/1/07.....       BB         1,000       913,750
IRELAND--0.6%
Esat Telecom Group PLC 11.875%,
11/1/09(h)..............................       B+         1,300     1,409,063
MEXICO--2.2%
Banco Nacional de Mexico SA US$
Remittance Master Trust 144A 7.57%,
12/31/00(b).............................    BBB+(c)       2,827     2,825,530

Nacional Financiera SNC RegS 22%,
5/20/02(e)..............................       NR        20,000     2,068,514
                                                                 ------------
                                                                    4,894,044
                                                                 ------------
NETHERLANDS--0.9%
United Pan-Europe Communications NV 144A
11.25%, 11/1/09(b)(h)...................       B-         2,000     2,112,609
POLAND--0.5%
TPSA Finance BV 144A 7.75%,
12/10/08(b).............................      BBB         1,175     1,108,906

8                      See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------
UNITED KINGDOM--0.9%
Orange PLC 144A 8.75%, 6/1/06(b)........      BB-       $ 2,000  $  2,060,000
-----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $19,142,711)                                      18,282,105
-----------------------------------------------------------------------------
FOREIGN CONVERTIBLE BONDS--0.7%
RUSSIA--0.7%
Lukinter Finance Lukoil Cv. RegS 3.50%,
5/6/02..................................      CCC-        2,375     1,745,625
-----------------------------------------------------------------------------
TOTAL FOREIGN CONVERTIBLE BONDS
(IDENTIFIED COST $2,729,608)                                        1,745,625
-----------------------------------------------------------------------------

                                                        SHARES
                                                        -------
PREFERRED STOCKS--2.3%
TELECOMMUNICATIONS (LONG DISTANCE)--2.3%
Global Crossing Holdings Ltd. PIK
10.50%..................................                 50,000     5,275,000
-----------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $4,956,875)                                        5,275,000
-----------------------------------------------------------------------------
COMMON STOCKS--0.0%
PAPER & FOREST PRODUCTS--0.0%
Northampton Pulp LLC.(j)(k).............                  3,650        50,187
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $348,720)                                             50,187
-----------------------------------------------------------------------------

                                                        SHARES      VALUE
                                                        -------  ------------

WARRANTS--0.4%
FOREIGN GOVERNMENT--0.0%
Republic of Argentina Warrants(j).......                  1,440  $      3,708
Republic of Argentina Warrants(j).......                  3,500           788
                                                                 ------------
                                                                        4,496
                                                                 ------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.4%
FirstCom Corp. 144A Warrants(b)(j)......                137,550       825,300
-----------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $0)                                                  829,796
-----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--98.6%
(IDENTIFIED COST $236,034,068)                                    222,690,039
-----------------------------------------------------------------------------

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)
                                          ------------  -------
SHORT-TERM OBLIGATIONS--0.3%
COMMERCIAL PAPER--0.3%
Koch Industries, Inc. 5.34%, 11/1/99....      A-1+      $   715       715,000
-----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $715,000)                                            715,000
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--98.9%
(IDENTIFIED COST $236,749,068)                                             223,405,039(a)
Cash and receivables, less liabilities--1.1%                                 2,395,879
                                                                 ---------------------
NET ASSETS--100.0%                                               $         225,800,918
                                                                 =====================

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $3,298,286 and gross depreciation of $16,775,886 for federal income tax purposes. At October 31, 1999, the aggregate cost of securities for federal income tax purposes was $236,882,639.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1999, these securities amounted to a value of $40,977,103 or 18.1% of net assets.
(c)  As rated by Moody's, Fitch or Duff & Phelps.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e)  Par value represents Mexican Pesos.
(f)  Par value represents Russian Rubles.
(g)  Par value represents Argentine Pesos.
(h)  Par value represents Euro.
(i)  Security in default.
(j)  Non-income producing.
(k) Security valued at fair value as determined in good faith by or under the direction of the Directors.

                       See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1999

ASSETS
Investments securities at value
  (Identified cost $236,749,068)      $223,405,039
Foreign currency at value
  (Identified cost $2,323,845)           2,309,070
Cash                                       139,942
Receivables
  Interest                               3,878,309
  Investment securities sold             4,457,503
  Fund shares sold                          41,774
Other receivables                           20,503
Prepaid expenses                             5,144
                                      ------------
    Total assets                       234,257,284
                                      ------------
LIABILITIES
Payables
  Investment securities purchased        7,165,129
  Fund shares repurchased                  466,942
  Income distribution payable              327,120
  Transfer agent fee                       154,843
  Distribution fee                         112,394
  Investment advisory fee                  106,098
  Financial agent fee                       10,770
  Directors' fee                             3,933
Accrued expenses                           109,137
                                      ------------
    Total liabilities                    8,456,366
                                      ------------
NET ASSETS                            $225,800,918
                                      ============
NET ASSETS CONSIST OF:
Capital paid in on shares of common
  stock                               $290,158,119
Undistributed net investment loss         (292,270)
Accumulated net realized loss          (50,706,127)
Net unrealized depreciation            (13,358,804)
                                      ------------
NET ASSETS                            $225,800,918
                                      ============
CLASS A
Shares of common stock outstanding,
  $0.10 par value,
  166,666,667 shares authorized (Net
  Assets $125,931,081)                  11,606,835
Net asset value per share                   $10.85
Offering price per share
  $10.85/(1-4.75%)                          $11.39
CLASS B
Shares of common stock outstanding,
  $0.10 par value,
  166,666,667 shares authorized (Net
  Assets $92,725,224)                    8,556,286
Net asset value and offering price
  per share                                 $10.84
CLASS C
Shares of common stock outstanding,
  $0.10 par value,
  166,666,666 shares authorized (Net
  Assets $7,144,613)                       657,527
Net asset value and offering price
  per share                                 $10.87

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME
Interest                                                      $   24,937,373
Dividends                                                            261,042
Foreign taxes withheld                                                (1,036)
                                                              --------------
    Total investment income                                       25,197,379
                                                              --------------
EXPENSES
Investment advisory fee                                            1,437,307
Distribution fee, Class A                                            355,679
Distribution fee, Class B                                          1,099,295
Distribution fee, Class C                                             71,078
Financial agent fee                                                  214,077
Transfer agent                                                       484,545
Printing                                                              64,476
Custodian                                                             29,329
Professional                                                          27,311
Registration                                                          22,309
Directors                                                             15,300
Miscellaneous                                                          9,527
                                                              --------------
    Total expenses                                                 3,830,233
    Custodian fees paid indirectly                                   (13,580)
                                                              --------------
Net expenses                                                       3,816,653
                                                              --------------

NET INVESTMENT INCOME                                             21,380,726
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized loss on securities                                  (39,212,910)
Net realized loss on foreign currency                               (577,772)
Net change in unrealized appreciation (depreciation)
  on investments                                                  33,202,090
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions                 257,121
                                                              --------------
NET LOSS ON INVESTMENTS                                           (6,331,471)
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   15,049,255
                                                              ==============

10                     See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               Year Ended    Year Ended
                                                                10/31/99      10/31/98
                                                              ------------  ------------
FROM OPERATIONS
  Net investment income (loss)                                $ 21,380,726  $ 26,783,292
  Net realized gain (loss)                                     (39,790,682)   (8,960,343)
  Net change in unrealized appreciation (depreciation)          33,459,211   (41,335,563)
                                                              ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                  15,049,255   (23,512,614)
                                                              ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                               (12,709,813)  (15,872,614)
  Net investment income, Class B                                (8,978,439)  (11,337,234)
  Net investment income, Class C                                  (572,784)     (293,230)
  Net investment income, Class M                                        --       (18,101)
  Net realized gains, Class A                                           --    (5,130,635)
  Net realized gains, Class B                                           --    (4,099,438)
  Net realized gains, Class C                                           --       (23,783)
  Net realized gains, Class M                                           --        (3,353)
  In excess of net investment income, Class A                     (143,541)           --
  In excess of net investment income, Class B                     (101,400)           --
  In excess of net investment income, Class C                       (6,469)           --
  In excess of net realized gains, Class A                              --      (902,131)
  In excess of net realized gains, Class B                              --      (720,813)
  In excess of net realized gains, Class C                              --        (4,182)
  In excess of net realized gains, Class M                              --          (589)
                                                              ------------  ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS    (22,512,446)  (38,406,103)
                                                              ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (2,210,416 and 3,001,172
    shares, respectively)                                       24,800,587    38,782,884
  Net asset value of shares issued from reinvestment of
    distributions
    (705,561 and 1,178,336 shares, respectively)                 7,902,801    15,112,655
  Cost of shares repurchased (5,266,656 and 4,402,648
    shares, respectively)                                      (58,965,528)  (54,806,672)
                                                              ------------  ------------
Total                                                          (26,262,140)     (911,133)
                                                              ------------  ------------
CLASS B
  Proceeds from sales of shares (551,304 and 1,791,306
    shares, respectively)                                        6,181,202    23,227,300
  Net asset value of shares issued from reinvestment of
    distributions
    (372,459 and 616,801 shares, respectively)                   4,168,689     7,896,496
  Cost of shares repurchased (3,460,848 and 2,809,056
    shares, respectively)                                      (38,603,400)  (35,444,257)
                                                              ------------  ------------
Total                                                          (28,253,509)   (4,320,461)
                                                              ------------  ------------
CLASS C
  Proceeds from sales of shares (297,288 and 595,059 shares,
    respectively)                                                3,326,561     7,751,415
  Net asset value of shares issued from reinvestment of
    distributions
    (32,606 and 18,346 shares, respectively)                       365,221       227,373
  Cost of shares repurchased (201,989 and 104,857 shares,
    respectively)                                               (2,240,507)   (1,306,530)
                                                              ------------  ------------
Total                                                            1,451,275     6,672,258
                                                              ------------  ------------
CLASS M
  Proceeds from sales of shares (0 and 13,228 shares,
    respectively)                                                       --       176,977
  Net asset value of shares issued from reinvestment of
    distributions
    (0 and 1,085 shares, respectively)                                  --        13,901
  Cost of shares repurchased (0 and 23,542 shares,
    respectively)                                                       --      (268,015)
                                                              ------------  ------------
Total                                                                   --       (77,137)
                                                              ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARES TRANSACTIONS   (53,064,374)    1,363,527
                                                              ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS                        (60,527,565)  (60,555,190)
NET ASSETS
  Beginning of period                                          286,328,483   346,883,673
                                                              ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF
    ($292,270) AND $880,311, RESPECTIVELY]                    $225,800,918  $286,328,483
                                                              ============  ============

                       See Notes to Financial Statements                      11

Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                  CLASS A
                                          --------------------------------------------------------
                                                           YEAR ENDED OCTOBER 31
                                          --------------------------------------------------------
                                              1999         1998       1997         1996       1995
Net asset value, beginning of period      $  11.20     $  13.50   $  13.27     $  12.56   $  11.94
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                0.96         1.07       1.03         0.94       0.96
  Net realized and unrealized gain
    (loss)                                   (0.30)       (1.88)      0.18         0.72       0.61
                                          --------     --------   --------     --------   --------
      TOTAL FROM INVESTMENT OPERATIONS        0.66        (0.81)      1.21         1.66       1.57
                                          --------     --------   --------     --------   --------
LESS DISTRIBUTIONS
  Dividends from net investment income       (1.00)       (1.07)     (0.98)       (0.95)     (0.95)
  Dividends from net realized gains             --        (0.36)        --           --         --
  In excess of net investment income         (0.01)          --         --           --         --
  In excess of net realized gains               --        (0.06)        --           --         --
                                          --------     --------   --------     --------   --------
      TOTAL DISTRIBUTIONS                    (1.01)       (1.49)     (0.98)       (0.95)     (0.95)
                                          --------     --------   --------     --------   --------
CHANGE IN NET ASSET VALUE                    (0.35)       (2.30)      0.23         0.71       0.62
                                          --------     --------   --------     --------   --------
NET ASSET VALUE, END OF PERIOD            $  10.85     $  11.20   $  13.50     $  13.27   $  12.56
                                          ========     ========   ========     ========   ========
Total return(1)                               5.97%       (6.86)%     9.22%       13.75%     13.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $125,931     $156,317   $191,486     $169,664   $168,875

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          1.14%(3)     1.08 %     1.04%(2)     1.07%      1.10%
  Net investment income                       8.59%        8.17 %     7.28%        7.56%      8.10%
Portfolio turnover                             133%         157 %      295%         255%       201%

(1)  Maximum sales charges are not reflected in the total return calculation.
(2) For the year ended October 31, 1997, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.13%.

12
                       See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                              CLASS B
                                      --------------------------------------------------------
                                                       YEAR ENDED OCTOBER 31
                                      --------------------------------------------------------
                                        1999         1998       1997         1996       1995
Net asset value, beginning of period  $  11.18     $  13.48   $  13.25     $  12.54   $  11.93
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)            0.87         0.96       0.92         0.85       0.86
  Net realized and unrealized gain
    (loss)                               (0.29)       (1.87)      0.18         0.71       0.61
                                      --------     --------   --------     --------   --------
      TOTAL FROM INVESTMENT
        OPERATIONS                        0.58        (0.91)      1.10         1.56       1.47
                                      --------     --------   --------     --------   --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                               (0.91)       (0.97)     (0.87)       (0.85)     (0.86)
  Dividends from net realized gains         --        (0.36)        --           --         --
  In excess of net investment income     (0.01)          --         --           --         --
  In excess of net realized gains           --        (0.06)        --           --         --
                                      --------     --------   --------     --------   --------
      TOTAL DISTRIBUTIONS                (0.92)       (1.39)     (0.87)       (0.85)     (0.86)
                                      --------     --------   --------     --------   --------
CHANGE IN NET ASSET VALUE                (0.34)       (2.30)      0.23         0.71       0.61
                                      --------     --------   --------     --------   --------
NET ASSET VALUE, END OF PERIOD        $  10.84     $  11.18   $  13.48     $  13.25   $  12.54
                                      ========     ========   ========     ========   ========
Total return(1)                           5.15%       (7.51)%     8.42%       12.84%     12.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                          $92,725     $124,075   $154,989     $142,869   $144,020
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      1.89%(5)     1.84 %     1.79%(2)     1.82%      1.85%
  Net investment income                   7.83%        7.36 %     6.52%        6.80%      7.30%
Portfolio turnover                         133%         157 %      295%         255%       201%

                                                    CLASS C
                                      -----------------------------------
                                                                 FROM
                                      YEAR ENDED OCTOBER 31    INCEPTION
                                      ---------------------   10/14/97 TO
                                        1999         1998      10/31/97
Net asset value, beginning of period  $  11.21     $  13.48     $  14.22
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)            0.88         0.97         0.04
  Net realized and unrealized gain
    (loss)                               (0.30)       (1.85)       (0.74)
                                      --------     --------     --------
      TOTAL FROM INVESTMENT
        OPERATIONS                        0.58        (0.88)       (0.70)
                                      --------     --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                               (0.91)       (0.97)       (0.04)
  Dividends from net realized gains         --        (0.36)          --
  In excess of net investment income     (0.01)          --           --
  In excess of net realized gains           --        (0.06)          --
                                      --------     --------     --------
      TOTAL DISTRIBUTIONS                (0.92)       (1.39)       (0.04)
                                      --------     --------     --------
CHANGE IN NET ASSET VALUE                (0.34)       (2.27)       (0.74)
                                      --------     --------     --------
NET ASSET VALUE, END OF PERIOD        $  10.87     $  11.21     $  13.48
                                      ========     ========     ========
Total return(1)                           5.23%       (7.36)%      (5.00)%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                         $  7,145     $  5,937     $    284
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      1.89%(5)     1.88 %       1.62 %(2)(4)
  Net investment income                   7.83%        7.46 %       4.75 %(4)
Portfolio turnover                         133%         157 %        295 %(3)

(1)  Maximum sales charges are not reflected in the total return calculation.
(2) For the year ended October 31, 1997, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3)  Not annualized
(4)  Annualized
(5) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.88%.

                       See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to maximize current income consistent with the preservation of capital by investing in fixed income securities. The Fund offers Class A, Class B and Class C shares. Class M shares have been closed. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Directors.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date or, in case of certain foreign securities, as soon as the Fund is notified. Discounts and premiums are amortized to income using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions to shareholders are declared and recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

G. OPTIONS:

  The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999 (CONTINUED)

reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  The Fund may purchase options which are included in the Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

H. SWAP AGREEMENTS:

  The Fund may invest in interest rate swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates and/or exchange rates. At October 31, 1999, the Fund had the following swaps outstanding:

                                                           UNREALIZED
      NOTIONAL                                            APPRECIATION
       AMOUNT                                            (DEPRECIATION)
      --------                                           --------------
     $1,387,100         Agreement with Chase Manhattan
                          Bank terminating on November
                          1, 2001 to receive interest
                          at 14.23% in exchange for
                          payment of 11.875% on EUR
                          1,300,000....................     $14,787

      2,100,000         Agreement with Morgan Stanley
                          Capital Services Inc.
                          terminating on November 1,
                          2004 to receive interest at
                          13.26% in exchange for
                          payment of 11.25% on
                          EUR 2,000,000................           0
                                                            -------
                                                            $14,787
                                                            =======

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Fund, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.55% for the first $1 billion of the average daily net assets of the Fund.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $18,370 for Class A shares, and deferred sales charges of $225,596 for Class B and $4,202 for Class C shares for the year ended October 31, 1999. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended October 31, 1999, $949,721 was retained by the Distributor, $528,894 was paid to unaffiliated participants, and $47,437 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost of PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended October 31, 1999, transfer agent fees were $484,545 of which PEPCO retained $192,321 which is net of the fees paid to State Street.

  At October 31, 1999, PHL and affiliates held 77,931 Class A shares, and 15 Class B shares of the Fund with a combined value of $845,714.

3. PURCHASE AND SALE OF SECURITIES

  During the year ended October 31, 1999, purchases and sales of investments, excluding short-term securities and U.S. Government and agency, securities, amounted to $277,276,807 and $329,242,897, respectively. Purchases and sales of long-term U.S. Government and agency securities amounted to $60,832,451, and $60,850,928, respectively.

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999 (CONTINUED)

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

5. LOAN AGREEMENTS

  The Fund may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. For loans which the Fund is a participant, the Fund may not sell its participation in the loan without the lender's prior consent. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

6. CAPITAL LOSS CARRYOVERS

  The Fund has capital loss carryover of $50,275,557 comprised of $8,655,748 and $41,619,809 expiring in 2006 and 2007, respectively, which may be used to offset future capital gains.

7. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded reclassifications in the capital acocunts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of October 31, 1999, the Fund decreased undistributed net investment income by $40,861, increased accumulated net realized loss by $143,865 and increased capital paid in on shares of common stock by $184,726.

  This report is not authorized for distribution to prospective investors in the Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Directors and Shareholders of
Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. (formerly known as Phoenix Multi-Sector Fixed Income Fund, Inc.) (the "Fund") at October 31, 1999 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 1999

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

A special meeting of Shareholders of the Phoenix-Goodiwn Multi-Sector Fixed Income Fund, Inc. was held on August 11, 1999 to approve the following matter:

    1. Approval of a change in the name of the Fund to Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.

On the record date for this meeting there were 22,708,552 shares outstanding and 61.65% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES

                                            FOR       AGAINST     ABSTAIN
                                          ---------   ---------   ---------
1. Approval of name change                13,465,811   126,622     406,735

PHOENIX-GOODWIN MULTI-SECTOR FIXED
INCOME FUND, INC.
101 Munson Street
Greenfield, Massachusetts 01301

DIRECTORS
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
James D. Wehr, Senior Vice President
David L. Albrycht, Vice President
Michael Kearney, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926

World Wide Web address:
WWW.PHOENIXINVESTMENTS.COM

PHOENIX EQUITY PLANNING CORPORATION
PO Box 2200
Enfield CT 06083-2200

[LOGO]

PHOENIX
INVESTMENT PARTNERS



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